HALLMARK CAPITAL APPRECIATION FUND
HALLMARK INFORMED INVESTORS GROWTH FUND
HALLMARK INTERNATIONAL EQUITY FUND
HALLMARK INTERNATIONAL SMALL-CAP FUND
HALLMARK LARGE-CAP GROWTH FUND
HALLMARK MID-CAP GROWTH FUND
HALLMARK SMALL-CAP GROWTH FUND
HALLMARK STRATEGIC GROWTH FUND

of Hallmark Equity Series Trust

Prospectus
July 26, 2005

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

questions?

Shareholders should direct their inquiries to the firm from which they received this Prospectus or to the Hallmark Funds

Hallmark Funds
1250 Broadway - 32nd floor
New York, NY 10001-3701
888-823-2867 (telephone)
212-401-5930 (facsimile)
customerservice@hallmarkfunds.com
or visit our Website at www.hallmarkfunds.com

about the funds

HALLMARK CAPITAL APPRECIATION FUND

Investment Objective

The Hallmark Capital Appreciation Fund's objective is to seek capital appreciation through investment in a portfolio of U.S. equity securities of companies of any size believed to offer capital appreciation.

Prior to September 29, 2003, the Hallmark Capital Appreciation Fund was known as the Reserve Blue Chip Growth Fund.

Principal Investment Strategies

Generally, the Fund will seek to invest in U.S. equity securities with investment characteristics such as earnings growth, financial strength and projected positive cash flow.

Equity Securities - securities that represent an ownership interest in a company and include (i) common stocks, partnership interests, business trust shares and other similar interests, and (ii) rights, warrants to subscribe for and securities convertible into such securities.

The Fund may invest in "growth" stocks and "value" stocks of domestic and foreign issuers on the basis of the potential for capital appreciation.

HALLMARK INFORMED INVESTORS GROWTH FUND

Investment Objective

The Hallmark Informed Investors Growth Fund's investment objective is to seek capital growth through investment in a portfolio of equity securities of both domestic and foreign issuers.

Principal Investment Strategies

The Fund may invest in companies where "Informed Investors" have acquired securities or not acquired or disposed of such securities. "Informed Investors" are the management, board members and beneficial owners of more than 10% of any class of equity securities of an issuer, or any owner of an issuer required to file statements with the U.S. Securities and Exchange Commission ("SEC") pursuant to Section 16 of the Securities Exchange Act of 1934 and other institutional investors. The Fund's investment process may take into account a number of fundamental and technical elements. The Fund may invest in firms with medium to small market capitalization which have an aggregate market value of at least $50 million.

Market Capitalization - the total market value of the outstanding shares of a company.

HALLMARK INTERNATIONAL EQUITY FUND

Investment Objective

The Hallmark International Equity Fund's objective is to seek capital appreciation through investment in a portfolio of equity securities of companies of any size resident in countries outside of the U.S. experiencing rapid economic growth.

about the funds

Principal Investment Strategies

The Fund seeks to achieve its objective by following a structured and disciplined investment policy of making investments in American Depositary Receipts ("ADR"s) and common stocks of non-U.S. companies. On occasion, warrants, convertible securities and fixed income instruments will also be used. Generally, the Fund will seek to invest in foreign equity securities listed on foreign exchanges and issued by companies with investment characteristics such as earnings growth, financial strength, and projected positive cash flow which are significant factors in assessing value. The Fund may reduce or eliminate positions in one country and switch to other countries because of unusual economic, political or market conditions. The Fund focuses on quality companies with high visibility and growth characteristics in sales and earnings.

American Depositary Receipt (ADR) - a certificate evidencing ownership of securities of a foreign company issued by a U.S. bank or trust company and generally traded on an established market in the United States. An ADR is an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. An unsponsored ADR is issued without the involvement of the issuer of the underlying shares. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States.

The Fund favors companies where management has a significant ownership stake and usually avoids those that depend heavily on commodity price levels for their future earnings growth. The Fund's portfolio is structured by combining a top-down quantitative country-weighting process, which looks at macroeconomic factors nationally and internationally, with a bottom-up individual company selection procedure, which focuses on microeconomic factors in a particular company. To attempt to minimize risk, the Fund normally spreads its assets among more than 60 companies in a broad range of foreign markets with an initial position in any single issue between 1% and 2% of assets. Since Fund assets are invested in companies that Fund management expects to have strong earnings growth, the Fund intends to remain as fully invested as is prudently possible. The Fund will generally utilize a three-to-five-year time horizon for a holding period. Under normal circumstances, the Fund will invest at least 80% of its net assets plus amounts of any borrowings for investment purposes in equity securities of issuers associated with at least three different countries, excluding the United States. The Fund's 80% investment policy may not be changed without shareholder approval or 60 day's notice to shareholders. The Fund will restrict investment in the combination of warrants and stock options to 5% of total assets at the time of purchase.

HALLMARK INTERNATIONAL SMALL-CAP FUND

Investment Objective

The Hallmark International Small-Cap Fund's objective is to seek capital appreciation through investment in a portfolio of equity securities of growing small capitalization companies in non-U.S. countries.

Principal Investment Strategies

The Hallmark International Small-Cap Fund seeks to achieve its objective by investing in unique, niche-oriented companies that offer an innovative product or service with superior growth potential. These companies often carve out their own niches or create entirely new markets. Generally, the Fund will invest in common stocks of non-U.S. companies that are listed on foreign exchanges. These companies will exhibit fundamental characteristics such as high visibility in sales and earnings growth, stable operating margins and financial strength. The Fund's strategy is to identify companies that have sustainable earnings growth in excess of 15%-25% annually and are trading at attractive valuations, thereby maximizing upside potential while limiting downside risk. Characteristics of investment candidates include competitive advantages such as large market share, high barriers to entry and strong pricing power with an internal catalyst driving about the funds

growth. The Fund searches for "pure-plays" that offer exposure to a fast growing area of the market and avoids conglomerates that may have businesses that could dilute the company's overall performance. Country weightings are primarily a reflection of this bottom-up fundamental analysis.

In an effort to control risk, the Fund normally invests its assets among a broad range of companies in up to 25 foreign markets with an initial position in any single issue between 1% and 3% of assets. The Fund will restrict investment in the combination of warrants and stock options to 5% of total assets at the time of purchase. Since investments are in companies that have strong earnings growth potential, the Fund intends to remain as fully invested as is prudently possible. Under normal market conditions, the Fund will invest at least 80% of its net assets plus amounts of any borrowing for investment purposes in equity securities of smaller-sized companies whose outstanding shares have an aggregate market value of $5 billion or less at the time of purchase and spread across at least three different countries, excluding the U.S. The Fund's 80% investment policy may not be changed without shareholder approval or 60 days notice to shareholders. The Fund is not required to dispose of securities that appreciate above this market capitalization level, and the Fund may continue to count them for its 80% test.

HALLMARK LARGE-CAP GROWTH FUND

Investment Objective

The Hallmark Large-Cap Growth Fund's investment objective is to seek capital appreciation through investment in a portfolio of large capitalization, high-quality U.S. companies.

Principal Investment Strategies

The Fund seeks to achieve its objective by primarily investing in attractively valued and undervalued equity securities it believes offer the possibility of capital appreciation. Generally, the Fund will seek to invest in equity securities issued by companies with investment characteristics such as high return on shareholders' equity, strong company management that enhances shareholder value, good cash flow generation and favorable profit trends. The Fund may invest in equity securities of both domestic and foreign issuers. Fundamentally, investment candidates are understandable businesses that can generate consistent earnings growth where the company is believed to be undervalued as a whole. The Fund looks for companies it believes are in a growth phase or are entering a growth phase in their marketplace and have pricing flexibility, the potential to increase volume of unit sales, and control over production and distribution. These companies also focus on their core businesses, have a dominant brand name or a valuable franchise, financial fundamentals that are trending upward, and management that is dedicated to enhancing shareholder value. It is the Fund's view that large, high-quality companies can generate consistent growth over time that is above the growth rate of the overall economy. The Fund may also invest in companies presenting special situations when it is believed that the shares offer a strong potential for capital appreciation due to market underestimation of earnings potential, changes in management or other similar opportunities.

Under normal market conditions, the Fund will invest at least 80% of its net assets plus amounts of any borrowings for investment purposes in securities of companies whose aggregate market value at the time of purchase is $5 billion or more. The Fund's 80% investment policy may not be changed without shareholder approval or 60 days notice to shareholders. The Fund is not required to dispose of securities that appreciate above this market capitalization level, and the Fund may continue to count them for its 80% test.

about the funds

HALLMARK MID-CAP GROWTH FUND

Investment Objective

The Hallmark Mid-Cap Growth Fund's main investment objective is to seek growth of capital by investing in a portfolio of equity and debt securities of medium capitalization U.S. companies. The Fund's secondary objective is to provide current income.

Principal Investment Strategies

The Fund employs a "bottom-up" approach, which focuses on individual companies rather than economic conditions, a specific industry or a sector. Fundamental research is used to identify attractively-priced companies with strong or improving returns on investment, whose profitability is reasonably expected to lead to an increase in the company's security price. The Fund looks for companies that are dominant in their industries, have a high return on capital and have a sustainable operating advantage over their competition. In addition, the Fund purchases securities of companies that it considers to be undervalued. The Fund considers a company to be undervalued when its securities are less expensive than comparable companies as determined by price/earnings ratios, cash flows or other measures and when the Fund believes the company has attractive long-term prospects. The Fund may purchase both equity securities and debt securities.

Debt Securities - securities representing an issuer's obligation to repay borrowed money, generally at a specific time or times, at a set or variable interest rate, or in an amount greater than the original issuer price. Debt securities include bonds, debentures, notes, bills, repurchase agreements, loans, and other similar instruments or obligations.

Mid-Cap Companies. Under normal market conditions, Hallmark Mid-Cap Growth Fund will invest at least 80% of its assets plus amounts of any borrowings for investment purposes in the common stocks of medium size domestic companies whose shares have a market capitalization of between $1 billion and $15 billion, which is within the capitalization range of the Russell Midcap® Index. These companies are generally referred to as "mid-cap" companies. The Fund does not intend to focus its investments at either end of this range of capitalizations. This investment policy may not be changed without shareholder approval or 60 days notice to shareholders. The Fund is not required to dispose of securities that appreciate above this market capitalization level, and the Fund may continue to count them for its 80% test.

HALLMARK SMALL-CAP GROWTH FUND

Investment Objective

The Hallmark Small-Cap Growth Fund's objective is to seek capital appreciation through investment in a portfolio of primarily small capitalization companies.

Principal Investment Strategies

Generally, the Fund will seek to invest in equity securities issued by companies with investment characteristics such as accelerating rates of revenue and earnings growth, market dominance or a strong defensible market niche, unit growth coupled with stable or rising profit margins, a sound balance sheet and skilled management with an ownership stake. The Fund is designed for investors seeking the opportunity for long-term capital appreciation who can accept above-average market risk and little or no current income. Under normal market conditions, at least 80% of the value of the Fund's net assets plus amounts of any borrowings for investment purposes will normally be invested in smaller-sized companies whose outstanding shares have an aggregate market value of $2 billion or less at the time of purchase.

about the funds

The Fund's 80% investment policy may not be changed without shareholder approval or 60 days notice to shareholders. The Fund is not required to dispose of securities that appreciate above this market capitalization level, and the Fund may continue to count them for its 80% test.

It is the Fund's view that small companies are generally expected to show growth over time that is above the growth rate of the overall economy and that of large established companies. The Fund may also invest in companies presenting special situations when the Fund believes that the companies offer a strong potential for capital appreciation due to the market underestimation of earnings potential, changes in management or other similar opportunities.

HALLMARK STRATEGIC GROWTH FUND

Investment Objective

The Hallmark Strategic Growth Fund's investment objective is to seek long-term growth through capital appreciation.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of large, established companies with market capitalizations of over $5 billion at the time of purchase that trade on major U.S. stock exchanges. Securities selected will be those that the Fund believes have above-average long-term potential for capital appreciation, typically due to a company's future earnings growth, but occasionally involving other criteria. The Fund expects to invest in securities from a wide variety of industries to minimize risks of concentrating in a single industry. Portfolio turnover is expected to be relatively low as purchases are made with a view to long-term holdings and optimum tax efficiency, not for short-term trading purposes; however, during rapidly changing economic, market, and political conditions, the Fund may make significant changes to the portfolio. The Fund believes that these companies offer a strong potential for capital appreciation due to market underestimation of earnings potential, changes in management or other similar opportunities. Additionally, the Strategic Growth Fund may invest in companies of any size, foreign equities and domestic fixed-income securities.

Certain of the Funds may also invest in the following types of securities:

Foreign Securities. The Hallmark Capital Appreciation Fund, Hallmark Informed Investors Growth Fund, Hallmark International Equity Fund, Hallmark International Small-Cap Fund, Hallmark Mid-Cap Growth Fund and Hallmark Strategic Growth Fund may invest in foreign equity and debt securities, including foreign government securities and ADRs and may also invest in emerging market countries, which entail additional risks, including a greater risk of political, economic and social instability.

The Mid-Cap Growth Fund will limit its investment in the securities of issuers of any single foreign country to an aggregate of not more than 20% of its total assets at the time of purchase. In determining the allocation of assets in foreign markets, each Fund may consider such factors as prospects for relative economic growth, inflation, interest rates, government policies influencing business conditions, the range of individual investment opportunities available, and other pertinent financial, tax, social, political and national factors, all in relation to the prevailing prices of securities in each country. These Funds may also invest in emerging market countries, which entail additional risks.

Foreign Government Securities - securities issued or guaranteed by non-U.S. governments, governmental agencies or quasi-governmental entities.

about the funds

Foreign Currency Transactions. The Hallmark Capital Appreciation Fund, Hallmark Informed Investors Growth Fund, Hallmark International Equity Fund, Hallmark International Small-Cap Fund, Hallmark Mid-Cap Growth Fund and Hallmark Strategic Growth Fund may engage in foreign currency transactions in connection with investments in foreign securities but will not speculate in foreign currencies. These Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency, at a price set at the time of the contract, on a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

Derivative Securities. Hallmark Mid-Cap Growth Fund may invest in derivative securities, which are securities whose value is derived from another security, a commodity, a currency or an index. The types of derivatives the Fund may use include options, futures, options on futures, forward contracts and indexed securities.

Temporary Defensive Strategies. For cash management purposes and in response to market, economic, political or other conditions, each Fund may temporarily hold up to 100% of its assets in cash or cash equivalents, including shares of affiliated money market funds. If a Fund acquires shares in an affiliated money market fund, shareholders would bear both their proportionate share of expenses in the Fund (including investment advisory fees) and, indirectly, the expenses of such money market fund (including the investment advisory fees of that fund).

Disclosure of Portfolio Holdings. A description of the Funds' policies and procedures with respect to the disclosure of portfolio holdings is available in the Statement of Additional Information.

Principal Risks

Many factors affect performance and a Fund cannot guarantee that it will achieve its investment objectives. When you redeem your shares of a Fund, they could be worth more or less than what you paid for them. As a result, an investor could lose money on an investment in a Fund. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Funds are subject to the following primary risks:

Market Risk. Each Fund's share price changes daily based on changes in market conditions that affect the value of the Fund's portfolio. A stock market in which a Fund invests may go down in value in response to economic, political or financial developments. While stocks have historically been a leading choice of long-term investors, a stock market may go down quickly and unpredictably.

Issuer-Specific Risks. The price of an individual security or a particular type of security can fluctuate differently than, or to a greater extent than, the market as a whole. An individual issuer's securities can fall, with little or no warning, based upon such things as a worse than expected earnings report, the loss of key management personnel, negative news about the development of a product or legal proceeding. There is also a risk that the price of a security may never reach the level that a Fund believes is representative of its full value.

Small-Cap Company Risks. The Hallmark Informed Investors Growth Fund, Hallmark International Small-Cap Fund and Hallmark Small-Cap Growth Fund invest in small capitalization companies. Investment in small-cap companies may involve greater risk than investments in larger, more established companies due to the greater business risks of small-sized companies, limited markets and financial resources, or lack of publicly available information about the company. Small-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies, and therefore, their securities may be more volatile than the securities of larger, more established companies. Small-cap company shares may be bought and sold less often, and in smaller about the funds

amounts, than larger company shares. Because of this, if the Fund wants to sell a large quantity of a small-cap company's shares, it may have to sell it at a lower price than the Fund believes is reflective of the value of the shares, or it may have to sell it in smaller than desired quantities over a period of time. The Funds try to minimize this risk by investing in small-cap securities that trade more frequently. Since the securities of smaller companies may be less liquid than the securities of larger companies, shares of smaller companies may be more sensitive to changing market conditions than those of larger companies.

Mid-Cap Company Risks. Mid-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies, and, therefore, their securities may be more volatile than the securities of larger, more established companies. Mid-cap company shares may be bought and sold less often, and in smaller amounts, than larger company shares. Because of this, if a Fund wants to sell a large quantity of a mid-cap company's shares, it may have to sell it at a lower price than the Fund believes is reflective of the value of the shares, or it may have to sell it in smaller than desired quantities over a period of time. The Funds try to minimize this risk by investing in mid-cap securities that trade more frequently.

Foreign Securities Risks. Foreign securities markets often are not as developed or efficient as those in the United States and securities traded in foreign markets are often more volatile than those traded in the United States. There are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, which may make it difficult for a Fund to buy and sell securities on those exchanges. There may be less information available regarding foreign companies, making it harder to value foreign securities than U.S. securities. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent that the United States does. Some countries may not have laws comparable to the U.S. securities laws to protect investors. Accounting standards in other countries are often not the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder to accurately determine a company's financial condition. Certain foreign economic markets may be less favorable than that of the United States in terms of growth, inflation rates, capital reinvestment, diversification or balance of payments. Some countries that a Fund may invest in may experience uncertain national policies, political instability, the potential for expropriation of assets, confiscatory taxation or unfavorable diplomatic developments. The Hallmark Capital Appreciation Fund, Hallmark Informed Investors Growth Fund, Hallmark International Equity Fund, Hallmark International Small-Cap Fund, Hallmark Mid-Cap Growth Fund and Hallmark Strategic Growth Fund may also invest in emerging market countries, which entail additional risks, including a greater risk of political, economic and social instability.

Foreign Currency Risk. If a Fund invests in securities denominated in foreign currencies, the value of the Fund's assets and revenues, as measured in U.S. dollars, may be affected by changes in foreign currency exchange rates and exchange-control regulations, and these Funds may incur costs in connection with conversions between various currencies. If the value of the U.S. dollar increases in relation to a foreign currency, the value of securities and any income received in that currency would be worth a smaller number of U.S. dollars and would have a negative effect on the value of a Fund's net assets. If the value of the U.S. dollar decreases in relation to the currency, the value of securities and any income received in the currency would generally increase the value of the Fund's net assets.

Interest Rate Risk. When interest rates go up, the value of an investment in debt securities generally goes down. The value of long-term debt securities generally goes down more than the value of short-term debt securities at times when interest rates are rising. When interest rates fall, yields fall as well, limiting a Fund's ability to invest in debt securities at attractive rates. Rising interest rates may also have a negative impact on the value of certain equity securities if the issuers of those securities are unable to borrow, or must pay higher rates, to finance expansion or other needs and increases in the cost of debt service may have a negative impact on earnings. Market expectations regarding future rates of inflation may also affect the value of debt securities.

about the funds

Derivatives Risk. Derivatives, including options, swaps and futures contracts, have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the counterparty to the transaction and illiquidity of the derivative instruments. Losses from the use of derivatives would reduce net asset value, and such losses can be greater than if the derivatives had not been used. Furthermore, the ability to successfully use derivatives depends on the Adviser and Sub-Adviser's ability to predict pertinent market movements, which cannot be assured.

Expenses of Other Investment Companies. If a Fund invests in another investment company (including in an affiliated money market fund), the Fund's shareholders would be indirectly subject to the fees and expenses of that investment company (including investment advisory fees), in addition to the fees and expenses of the Fund (including investment advisory fees).

Temporary Defensive Strategy Risk. If a Fund temporarily holds assets in cash or cash equivalents, it may not achieve its investment objectives.

Portfolio Turnover Risk. The Funds may choose to sell securities for a variety of reasons, such as to effect a change in asset allocation, secure a gain, limit a loss, re-deploy assets into more promising opportunities or in response to changes in a company's fundamentals. Each Fund may also sell securities if a company's valuation reaches a level with which the Fund is no longer comfortable. Each Fund may trade its investments frequently in trying to achieve its investment goal, resulting in a high portfolio turnover rate. If a Fund trades its investments frequently in trying to achieve its investment goal, the resulting high portfolio turnover rate may lead to unfavorable tax consequences, such as more frequent distributions attributable to long-term and short-term capital gains, which could raise the tax liability of shareholders, and in greater transaction costs, which are paid directly by the Fund.

Non-Diversification. Each Fund is permitted to have all of its assets invested in a limited number of issues. As a result, the rise or fall in price of a single issue may have a greater impact on the value of a Fund's portfolio than it would if the Fund was diversified. This risk does not apply to Hallmark Mid-Cap Growth Fund, as it is diversified.

Suitability. Different investors have different investment goals. Since investments in equity securities may involve greater risks than other types of investments, an investment in a Fund is more appropriate for investors with long-term goals. A Fund is not intended to be a balanced investment program. It is intended to provide professional management for your assets and a convenient way to gain exposure to the equity markets as part of a diversified portfolio.

about the funds

Performance

The bar charts and tables below provide an indication of the risks of investing in the Funds by showing changes in each Fund's performance from year to year and by showing how the Funds' average annual returns for specified periods compared with those of a relevant index. The bar charts show each Fund's annual total returns for Class R shares for each of the past ten calendar years or for each completed calendar year since inception. The tables compare the average annual total returns for each class of each Fund's shares for the periods shown with a broad measure of market performance. Except for the Hallmark Mid-Cap Growth Fund, after-tax returns are shown only for Class R shares; those for Class I shares will vary. The after-tax returns are calculated using the historical highest applicable marginal Federal individual income tax rates in effect during the periods measured and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or through tax advantaged education savings accounts. How a Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

During the periods shown above, the highest quarterly return was 30.79% for the quarter ended December 31, 1998 and the lowest quarterly return was (31.10)% for the quarter ended September 30, 2001. The return for the period from January 1, 2005 to June 30, 2005 was (5.11)%.

Average Annual Total Returns as of December 31, 2004	1 Year	5 Years	Ten Years or Since Inception
Hallmark Capital Appreciation Fund*
Class I	(2.64)%	(15.39)%	(1.64	)%**
Class R Return Before Taxes	(3.22)%	(15.87)%	5.35	%†
Class R Return After Taxes on Distributions	(3.22)%	(17.60)%	1.40%
Class R Return After Taxes on Distributions and Sale of Fund Shares	(2.74)%	(11.41)%	6.09%
S&P 500 Index†† (reflects no deduction for fees, expenses, or taxes)	8.99%	(3.77)%	2.84%

*  Prior to September 29, 2003, the Hallmark Capital Appreciation Fund was known as the Reserve Blue Chip Growth Fund.

**  Class I shares commenced operation on October 1, 1998.

†  Class R shares commenced operation on October 28, 1994.

††  The Standard and Poor's 500® (S&P 500) Index is an unmanaged index generally representative of the U.S. stock market about the funds

During the periods shown above, the highest quarterly return was 77.57% for the quarter ended December 31, 1999 and the lowest quarterly return was (37.98)% for the quarter ended March 31, 2001. The return for the period from January 1, 2005 to June 30, 2005 was 0.26%.

Average Annual Total Returns as of December 31, 2004	1 Year	5 Years	Ten Years or Since Inception
Hallmark Informed Investors Growth Fund
Class I	11.01%	(8.38)%	8.91%*
Class R Return Before Taxes	10.32%	(8.89)%	11.14%†
Class R Return After Taxes on Distributions	10.32%	(9.21)%	6.74%
Class R Return After Taxes on Distributions and Sale of Fund Shares	8.77%	(8.11)%	11.80%
S&P 500 Index†† (reflects no deduction for fees, expenses, or taxes)	8.99%	(3.77)%	2.84%

*  Class I shares commenced operation on October 1, 1998.

†  Class R shares commenced operation on December 28, 1994.

††  The Standard and Poor's 500® (S&P 500) Index is an unmanaged index generally representative of the U.S. stock market.

about the funds

During the periods shown above, the highest quarterly return was 46.14% for the quarter ended December 31, 1999 and the lowest quarterly return was (20.67)% for the quarter ended March 31, 2001. The return for the period from January 1, 2005 to June 30, 2005 was (2.25)%.

Average Annual Total Returns as of December 31, 2004	1 Year	5 Years	Ten Years or Since Inception
Hallmark International Equity Fund
Class I	8.90%	(8.97)%	3.27%*
Class R Return Before Taxes	8.22%	(9.07)%	3.44%†
Class R Return After Taxes on Distributions	8.22%	(11.48)%	1.98%
Class R Return After Taxes on Distributions and Sale of Fund Shares	6.99%	(8.18)%	3.56%
EAFE Index†† (reflects no deduction for fees, expenses, or taxes)	12.58%	(2.95)%	3.31%

*  Class I shares commenced operation on October 1, 1998.

†  Class R shares commenced operation on July 13, 1995.

††  The Morgan Stanley Capital International Europe, Australasia, Far East Index® (EAFE Index) is a stock index designed to measure the investment returns of developed countries outside North America.

about the funds

During the periods shown above, the highest quarterly return was 17.53% for the quarter ended June 30, 2003 and the lowest quarterly return was (23.25)% for the quarter ended March 31, 2001. The return for the period from January 1, 2005 to June 30, 2005 was (0.13)%.

Average Annual Total Returns as of December 31, 2004	1 Year	5 Years	Ten Years or Since Inception
Hallmark International Small-Cap Fund
Class I	(2.05)%	N/A	(0.71)%*
Class R Return Before Taxes	(2.95)%	N/A	(1.09)%†
Class R Return After Taxes on Distributions	(12.16)%	N/A	(3.71)%
Class R Return After Taxes on Distributions and Sale of Fund Shares	(2.51)%	N/A	(0.82)%
Small Cap EAFE Index†† (reflects no deduction for fees, expenses, or taxes)	28.14%	N/A	43.90%

*  Class I shares commenced operation on August 1, 2000.

†  Class R shares commenced operation on August 1, 2000.

††  The Morgan Stanley Capital International Small Cap Europe, Australasia, Far East Index® (Small Cap EAFE Index) is a stock index designed to measure the investment returns of developed countries outside North America.

about the funds

During the periods shown above, the highest quarterly return was 16.85% for the quarter ended December 31, 1998 and the lowest quarterly return was (19.56)% for the quarter ended September 30, 2001. The return for the period from January 1, 2005 to June 30, 2005 was (4.00)%.

Average Annual Total Returns as of December 31, 2004	1 Year	5 Years	Ten Years or Since Inception
Hallmark Large-Cap Growth Fund
Class I	4.43%	(8.90)%	(2.81)%*
Class R Return Before Taxes	3.81%	(9.37)%	4.10%†
Class R Return After Taxes on Distributions	3.81%	(12.32)%	1.47%
Class R Return After Taxes on Distributions and Sale of Fund Shares	3.24%	(6.60)%	4.51%
S&P 500 Index†† (reflects no deduction for fees, expenses, or taxes)	8.99%	(3.77)%	7.71%

*  Class I shares commenced operation on October 1, 1998.

†  Class R shares commenced operation on January 2, 1996.

††  The Standard and Poor's 500® (S&P 500) Index is an unmanaged index generally representative of the U.S. stock market.

about the funds

On January 4, 2005, the Hallmark Mid-Cap Growth Fund acquired all of the assets of the Segall Bryant & Hamill Mid-Cap Fund (the "SBH Fund") in exchange for Class I shares, and assumed the SBH Fund's operating history and performance record. The Fund is considered the successor to the SBH Fund. The performance included in the bar chart and table below for the periods commencing before January 4, 2005 is that of the SBH Fund. The performance information shown reflects the net operating expenses of the SBH Fund, which, for the last fiscal year, were higher than the current net operating expenses of the Class I shares of the Fund. If the performance information reflected the current net operating expenses of the Class I shares of the Fund, the returns would be higher than those shown.

During the period shown in the bar chart, the SBH Fund's highest quarterly return was 16.95% for the quarter ended June 30, 2003 and the lowest quarterly return was (17.66)% for the quarter ended September 30, 2002. The return for the period from January 1, 2005 to June 30, 2005 was 2.07%.

Average Annual Total Returns as of December 31, 2004	1 Year	5 Years	Ten Years or Since Inception
Hallmark Mid-Cap Growth Fund
Class I shares Return Before Taxes	11.82%	5.81%	7.05%*
Class I shares Return After Taxes on Distributions	11.68%	4.59%	5.77%
Class I shares Return After Taxes on Distributions and Sale of Fund Shares	7.88%	4.37%	5.45%
Russell Midcap Growth Index (reflect no deduction for fees, expenses or taxes)†	20.22%	7.59%	9.72%

*  The SBH Fund, to which Class I shares succeeded, commenced operations on April 1, 1999.

†  The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

about the funds

During the periods shown above, the highest quarterly return was 50.38% for the quarter ended December 31, 1999 and the lowest quarterly return was (30.43)% for the quarter ended September 30, 2001. The return for the period from January 1, 2005 to June 30, 2005 was 2.79%.

Average Annual Total Returns as of December 31, 2004	1 Year	5 Years	Ten Years or Since Inception
Hallmark Small-Cap Growth Fund
Class I	5.13%	(3.40)%	16.10%*
Class R Return Before Taxes	4.72%	(3.89)%	14.79%†
Class R Return After Taxes on Distributions	4.72%	(3.95)%	14.48%
Class R Return After Taxes on Distributions and Sale of Fund Shares	4.01%	(5.05)%	13.64%
Russell 2000 Index†† (reflects no deduction for fees, expenses, or taxes)	14.66%	(3.51)%	4.40%

*  Class I shares commenced operation on October 1, 1998.

†  Class R shares commenced operation on November 14, 1994.

††  The Russell 2000® Growth Index ("Russell 2000") measures the performance of those Russell 2000 companies with higher price-to-book ratio and higher forecasted growth values.

about the funds

During the periods shown above, the highest quarterly return was 12.74% for the quarter ended June 30, 2003 and the lowest quarterly return was (19.82)% for the quarter ended June 30, 2002. The return for the period from January 1, 2005 to June 30, 2005 was (4.28)%.

Average Annual Total Returns as of December 31, 2004	1 Year	5 Years	Ten Years or Since Inception
Hallmark Strategic Growth Fund
Class I	8.44%	(7.53)%	(3.52)%*
Class R Return Before Taxes	7.88%	(8.04)%	(4.04)%†
Class R Return After Taxes on Distributions	7.88%	(8.04)%	(4.04)%
Class R Return After Taxes on Distributions and Sale of Fund Shares	6.70%	(8.04)%	(4.04)%
S&P 500 Index†† (reflects no deduction for fees, expenses, or taxes)	8.99%	(3.77)%	(2.27)%

*  Class I shares commenced operation on June 1, 1999.

†  Class R shares commenced operation on June 1, 1999.

††  The Standard and Poor's 500® (S&P 500) Index is an unmanaged index generally representative of the U.S. stock market.

about the funds

Fees & Expenses

You will pay certain fees and expenses, described in the table below, if you buy and hold shares of a Fund. Each Fund is a no-load fund, meaning that there are no sales charges (loads) or exchange fees associated with an investment in any Fund. The Annual Fund Operating Expenses are paid out of each Fund's assets, so these expenses affect the value of the Fund's shares.

Shareholder Fees (Fees paid directly from your investment) Class R	Hallmark Capital Appreciation	Hallmark Informed Investors Growth	Hallmark International Equity	Hallmark International Small-Cap	Hallmark Large-Cap Growth	Hallmark Mid-Cap Growth Fund	Hallmark Small-Cap Growth	Hallmark Strategic Growth
Shareholder Transaction Fees*	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Redemption Fees*	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)
Management Fee**	1.20%	1.30%	1.55%	1.55%	1.20%	1.25%	1.30%	1.20%
Distribution and Service (12b-1 fee)	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Other Expenses†	0.00%††	0.00%††	0.00%††	0.03%	0.00%††	0.01%	0.00%††	0.00%††
Total Annual Fund Operating Expenses	1.45%	1.55%	1.80%	1.83%	1.45%	1.51%	1.55%	1.45%
Shareholder Fees (Fees paid directly from your investment) Class I	Hallmark Capital Appreciation	Hallmark Informed Investors Growth	Hallmark International Equity	Hallmark International Small-Cap	Hallmark Large-Cap Growth	Hallmark Mid-Cap Growth Fund	Hallmark Small-Cap Growth	Hallmark Strategic Growth Fund
Shareholder Transaction Fees*	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Redemption Fees*	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)
Management Fee**	0.90%	1.00%	1.25%	1.25%	0.90%	1.00%	1.00%	0.90%
Distribution and Service (12b-1 fee)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Other Expenses†	0.00%††	0.00%††	0.00%††	0.03%	0.00%††	0.00%††	0.00%††	0.00%††
Total Annual Fund Operating Expenses	0.90%	1.00%	1.25%	1.28%	0.90%	1.00%	1.00%	0.90%

*  The Funds may charge the following fees to a limited number of shareholders depending on their particular circumstance: A monthly "Low Balance Fee" (currently $15) may be imposed on Class R accounts (other than IRA accounts) with a monthly average account balance of less than the minimum balance of $1,000, in which no shareholder activity has occurred for the past 12 consecutive months. A $2 fee may be charged about the funds

for Class R redemption checks issued by the Fund for less than $100 and a $100 fee may be charged for Class I redemption checks issued by the Fund for less than $100,000. A $10 fee may be charged for Class R wire redemptions of less than $10,000 and a $100 fee may be charged for Class I wire redemptions of less than $100,000. An Early Redemption Fee of 2.0% may be charged only on redemptions or exchanges of shares held for 15 days or less before the redemption or exchange.

**  The Funds pay a "Comprehensive Management Fee" that includes the advisory fee, all administrative and customary operating expenses of the Fund, as well as shareholder liaison services (such as responding to inquiries and providing information on investments), record keeping charges, accounting expenses, transfer agent costs, and the expenses of preparing, printing and mailing shareholder reports and prospectuses. The Comprehensive Management Fee does not include Other Expenses. The difference in management fee structure between the Class R and Class I shares is attributable to the differences in administrative expenses between the two classes, including transfer agency, record keeping and accounting expenses. The investment advisory component of the comprehensive management fee is the same for both classes of shares.

†  Other Expenses include interest charges, chief compliance officer compensation, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses, government imposed fees and expenses, including but not limited to, federal and state registration fees, and the fees and expenses of the independent Trustees, for which each Fund pays its direct or allocated share.

††  These Other Expenses are believed to be less than 0.005%.

Example: This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all your shares at the ends of those periods. The example also assumes that your investment has a 5% return each year, that each Fund's operating expenses remain the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Capital Appreciation
Class R	$148.63	$461.73	$797.22	$1,744.69
Class I	$92.25	$288.19	$500.43	$1,111.55
Informed Investors Growth
Class R	$158.88	$493.07	$850.45	$1,856.20
Class I	$102.50	$319.89	$554.90	$1,229.20
International Equity
Class R	$184.50	$571.15	$982.58	$2,130.25
Class I	$128.13	$398.85	$690.08	$1,518.37
International Small-Cap
Class R	$187.58	$580.49	$998.34	$2,162.68
Class I	$131.20	$408.29	$706.20	$1,552.60
Large-Cap Growth
Class R	$148.63	$461.73	$797.22	$1,744.69
Class I	$92.25	$288.19	$500.43	$1,111.55
Mid-Cap Growth
Class R	$154.78	$480.54	$829.18	$1,811.72
Class I*	$102.50	$319.89	$554.90	$1,229.20
Small-Cap Growth
Class R	$158.88	$493.07	$850.45	$1,856.20
Class I	$102.50	$319.89	$554.90	$1,229.20
Strategic Growth
Class R	$148.63	$461.73	$797.22	$1,744.69
Class I	$92.25	$288.19	$500.43	$1,111.55

*  This example is based on the Total Annual Fund Operating Expense for Hallmark Mid-Cap Growth Fund Class I shares. The expenses for the Class I shares are lower than those of the SBH Fund.

Your costs would be the same whether you stayed in a Fund or redeemed your shares at the end of any period.

about the funds

Fund Management

The Investment Adviser. Reserve Management Company, Inc., 1250 Broadway, New York, New York 10001, the investment adviser of the Funds (the "Adviser"), has provided management and investment advisory services to the investment companies in the Reserve family of funds since November 15, 1971. As of March 31, 2005, the Adviser had approximately $24 billion in assets under management.

The Adviser manages the investment portfolio of the Funds, subject to policies adopted by the Trustees, under an Investment Management Agreement with Hallmark Equity Series Trust, on behalf of the Funds. The Investment Management Agreement provides that the Adviser will furnish continuous investment advisory and other management and administrative services, including transfer agent services, to the Funds. For its services, the Adviser receives a comprehensive management fee from each Fund based on the average daily net assets of each Fund, as described in the tables under "Fees and Expenses." A discussion regarding the basis for the Board of Trustees approving investment advisory contracts with the Adviser and Sub-Advisers will be available in the Funds' next Semi-Annual Report for the six-month period ending September 30, 2005.

The Sub-Advisers. Section 15(a) of the Investment Company Act of 1940 (the "1940 Act") requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of Sub-Advisers to the Funds. The Adviser and the Trust have obtained an exemptive order from the Securities and Exchange Commission ("SEC") permitting the Board of Trustees, on behalf of a Fund, to hire or terminate additional or replacement Sub-Advisers and to modify any existing or future sub-advisory agreement without shareholder approval. The fees paid to each sub-adviser, as discussed below, are paid out of the Comprehensive Management Fee paid to the Adviser and are not additional expenses of each Fund.

The Investment Adviser and the Trust have retained each registered investment adviser listed below as the Sub-Adviser of the individual Fund specified. Subject to the oversight by the Adviser, each Sub-Adviser is responsible for the day-to-day investment decisions of the relevant Fund. Each Sub-Adviser is a registered investment adviser. The Statement of Additional Information contains additional information about each portfolio manager's compensation, other accounts managed by the portfolio managers and each portfolio manager's ownership of securities of the Funds.

Trainer, Wortham & Company, Inc., 1230 Avenue of the Americas, New York, NY 10020, a wholly owned subsidiary of First Republic Bank, was formed in 1924 and as of March 31, 2005 managed approximately $3.8 billion for individuals, family trusts and employee benefit plans and has over seventy years experience using the investment policies discussed herein.

Effective January 14, 2005, David P. Como, Portfolio Manager, became the portfolio manager of the Hallmark Capital Appreciation Fund. Mr. Como is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Como joined Trainer Wortham in 1969 and served as Director of Research for over 25 years, from 1974-1999. Prior to joining Trainer Wortham, he served as an oil analyst for Chemical Bank and developed their technical analysis department. Mr. Como received his BS degree from Villanova University. Trainer, Wortham & Company, Inc. is also the Sub-Adviser to Hallmark First Mutual Fund and Hallmark Total Return Bond Fund. Mr. Como is also the portfolio manager of the Hallmark First Mutual Fund.

Pinnacle Associates Ltd., 335 Madison Avenue, New York, NY 10017, was established in 1984 and, as of April 30, 2005 managed approximately $3.2 billion for foundations, endowments, pension funds, family trusts and religious groups. Pinnacle is the sub-adviser for both the Hallmark International Equity Fund and the Hallmark International Small-Cap Fund.

about the funds

Mr. Nicholas Reitenbach is the Director of International Investments and Senior Vice President of Pinnacle Associates Ltd. Mr. Reitenbach joined Pinnacle in 1991 to start and head the firm's international investment program. He has over thirty-five years experience employing the investment techniques that are utilized by the Hallmark International Equity Fund. As portfolio manager, Mr. Nicholas Reitenbach is responsible for the day-to-day investment decisions of the Hallmark International Equity Fund.

Mr. Andrew Reitenbach serves as the primary portfolio manager of the Hallmark International Small-Cap Fund. Mr. Andrew Reitenbach is a Portfolio Manager and Vice President at Pinnacle Associates Ltd. He has been with Pinnacle since 1997 and has 10 years investment experience. As portfolio manager, Mr. Andrew Reitenbach is responsible for the day-to-day investment decisions of the Hallmark International Small-Cap Fund.

Steinberg Global Asset Management, Ltd., 5200 Town Center Circle Tower 1, Suite 306 Boca Raton, FL 33486 was incorporated in 1993 and as of September 30, 2004 managed approximately $350 million for pension funds, endowments, foundations, corporations and high net worth individuals. Richard D. Steinberg, CFA, co-founder, has served as the President and Chief Investment Officer since 1993 and as the Fund's primary portfolio manager is responsible for the day-to-day investment decisions of the Hallmark Large-Cap Growth Fund.

Roanoke Asset Management Corp., 529 Fifth Avenue, New York, NY 10017, was formed in 1978 and as of April 30, 2005 managed approximately $306 million for high net worth individuals, foundations, endowments, corporations and municipalities, and each of the portfolio managers has over twenty-five years experience in using the investment policies discussed herein. Edwin G. Vroom, President, and Adele S. Weisman, Senior Vice President, serve as the Fund's portfolio managers. Mr. Vroom and Ms. Weisman have worked together for over twenty years and joined the firm in 1978 and 1981, respectively. The portfolio managers are responsible for the day-to-day investment decisions of the Hallmark Small-Cap Growth Fund.

Condor Capital Management, Inc., 1973 Washington Valley Road, Martinsville, NJ, 08836, was formed in 1988 and as of March 31, 2005 managed approximately $535 million for individuals, family trusts and institutions. Kenneth P. Schapiro, President and founder, and Stephen D. Tipping, Vice President, who joined the firm in 1994, serve as the Fund's portfolio managers and are responsible for the day-to-day investment decisions of the Hallmark Strategic Growth Fund.

Segall Bryant & Hamill Investment Counsel, 10 South Wacker Drive, Suite 2150, Chicago, IL 60606, was formed in 1994 and as of March 31, 2005 managed approximately $4.3 billion for individual and institutional investors. Segall Bryant & Hamill Investment Counsel serves as sub-adviser to Hallmark Informed Investors Growth Fund and Hallmark Mid-Cap Growth Fund. David Kalis, Managing Director, Equity Analyst and Portfolio Manager, is the portfolio manager for Hallmark Informed Investors Growth Fund and Hallmark Mid-Cap Growth Fund. Mr. Kalis joined Segall Bryant & Hamill Investment Counsel in 1995 and is primarily responsible for the day-to-day investment decisions of the Hallmark Informed Investors Growth Fund and Hallmark Mid-Cap Growth Fund.

The Distributor. The distributor of the Funds, Resrv Partners, Inc., 1250 Broadway, New York, NY 10001, is an affiliate of the Adviser. The Funds have adopted Distribution Plans under Rule 12b-1 ("12b-1 Plan") that allow the Funds to pay distribution and service fees for the sale of Class R shares and for services provided to Class R shareholders. The distribution fee is 0.25% per year of the average net assets attributable to the Class R shares. Since this fee is paid out of the Class R assets on an on-going basis, over time this fee will increase the cost of your investment and may cost you more than paying other types of sales charges. The Class I shares are not subject to a distribution fee.

about the funds

Reserve may waive 12b-1 plan fees at its discretion and may discontinue the waivers at any time.

Distribution fees are used to pay Resrv to promote the sale of shares and service of accounts of the Funds. The expenses incurred by Resrv under the 12b-1 Plan include the preparation, printing and distribution of prospectuses, sales brochures and other promotional materials sent to prospective shareholders. They also include purchasing radio, television, newspaper and other advertising and compensating Resrv's employees or employees of affiliates for their distribution assistance. Resrv may make payments for marketing, promotional or related expenses to third parties. The amount of these payments is determined by Resrv and may be substantial. The Adviser or an affiliate may make similar payments under similar arrangements. For further information on Resrv's payments for distribution, see the Statement of Additional Information.

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How to Buy Shares

Share Classes. Presently, the Funds offer two classes of shares, Class R and Class I. Class R shares are designed for purchase by individual investors and Class I shares, which have a higher minimum investment, are designed for institutional investors. You will need to decide on a Fund and share class to purchase before making your initial investment. You should weigh the impact of all potential costs over the life of your investment. Class I shares of certain Funds may also be held by accounts established in connection with a merger, reorganization or similar transaction. Each share class is available to all investors who meet the investment minimum for the class, as described below.

Account Ownership. You will also need to specify whether you wish to open a corporate account, a joint account or an individual account. When an account is registered in the names of two people, either person is entitled to redeem any or all of the shares in the account. The Account Application provides that each party to a joint account will indemnify the applicable Fund for actions taken on the instructions of the other party. A Fund will not be responsible for actions taken by either party with respect to this type of account.

Minimum Purchases. For Class R shares, the minimum initial investment is $1,000 for a regular account and $250 for an Individual Retirement Account. The minimum subsequent investment for Class R shares is $100. For Class I Shares, the minimum initial investment is $250,000 and the minimum subsequent investment is $10,000, except for Hallmark Mid-Cap Growth Fund where the minimum subsequent investment is $100. Each Fund reserves the right to waive or reduce the investment minimums under certain circumstances. A Fund may change the minimum investment requirements at any time.

How Fund Shares Are Priced. Investors pay no sales charges to invest in a Fund. The price you pay for a share of a Fund, and the price you receive upon selling or redeeming a share of the Fund, is the Fund's net asset value per share ("NAV") for that Class of shares reduced for any applicable redemption fee. The NAV is calculated by taking the total value of the assets of a share Class, subtracting the liabilities of the Class, and then dividing by the number of shares of that Class that are issued and outstanding. Class I shares will generally have a higher NAV than Class R shares because Class I has lower expenses.

Each Fund's NAV is calculated as of the close of trading on the New York Stock Exchange (the "NYSE"), usually 4:00 p.m. Eastern time, on each day that the NYSE is open. Generally, the NAV is not calculated, and purchase orders are not accepted, on other days when the NYSE is closed. However, the NAV may be calculated, at 4:00 p.m. Eastern time, and purchase orders accepted on any day, if the Adviser determines that it is in the shareholders' interest to do so. Your order will be priced at the next NAV calculated after your order is received by the Funds or by an authorized financial intermediary who has a sales agreement with Resrv Partners, Inc., the Funds' distributor. No purchase of shares will be modified or cancelled after the cut-off time set for calculating a Fund's NAV.

Each Fund's investments are generally valued based on market quotations. If market quotations are not readily available for particular securities or if events that are expected to materially affect the value of securities traded in other markets occur between the close of those markets and the close of business on the NYSE, those securities will be valued at their fair value by or under the direction of the Board of Trustees. Each Fund may use pricing services to determine the fair value price of securities in those situations.

Payment for Shares. All share purchases must be paid for in U.S. dollars. Foreign or travelers checks, cash, money orders, credit cards, credit card convenience checks, "starter" checks, or post-dated checks will not be accepted. In addition, in order to protect the Funds from check fraud, Hallmark will not accept checks payable to third parties. An initial direct purchase must be accompanied by an Account Application. We are required by law to verify your identity. If the required information is not provided on your Account Application or cannot be verified, we may not be able to

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open an account or may close an account at any time. All payments for share purchases must be made by one of the two methods noted below:

•  By check-You may purchase shares with a check drawn on a U.S. bank, payable to Hallmark Equity Series Trust or payable to and endorsed by the accountholder. You must include your account number (or Taxpayer Identification Number) on your check. A fee (currently $15) will be imposed if any check does not clear and, in addition, the investor will be liable for any loss a Fund incurs due to the returned check. Checks may be mailed or delivered to Hallmark Funds, 1250 Broadway, 32nd Floor, New York, NY 10001.

•  By Federal wire-Call the Hallmark Funds at 888-823-2867, between 8:30 a.m. and 6:00 p.m. Eastern time on any business day, or contact the firm from which you received this Prospectus, for specific instructions for purchasing shares by wire transfer.

Checks and wires which do not correctly identify the account to be credited may be returned or may delay the purchase of shares.

Investments Through Third Parties. Investments made through a third party such as a broker/dealer, financial institution or other financial intermediary, rather than directly with a Fund, may be subject to different policies and fees than those described here. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Under certain circumstances, a Fund may assist a third party in the collection of any such fees. You should consult a representative of the financial intermediary for more information.

Investments Through the Exchange Privilege. Investors can exchange shares of Hallmark equity funds and Reserve money market funds for shares of the same Class of a Fund. Any new account established through an exchange will have the same privileges as the original account (provided they are available). There is currently no fee for investments by exchange from other funds in the Hallmark and Reserve fund complex, except that certain Hallmark funds are subject to an Early Redemption Fee on exchanges of shares held for 15 days or less before the exchange. The Funds may change or discontinue the exchange privilege at any time. Investors must meet the initial minimum investment of any fund into which they exchange.

Hallmark Automatic Asset-Builder Plan.SM The Asset Builder Plan enables you to make automatic purchases of Class R shares by having a fixed dollar amount ($25 minimum) transferred into your Hallmark account on a regular basis from a checking, NOW, or bank money market deposit account or from a U.S. government distribution such as social security, a federal salary, certain veterans' benefits, or other regular payments from the federal government. You may also purchase Class R shares automatically by arranging for all or a specified amount of your salary to be deposited directly into your Hallmark account. Please call the Funds at 888-823-2867 or visit the "Form Library" in the "Literature Center" on our Web site at www.hallmarkfunds.com for an application.

Right to Refuse Purchases and Exchanges. The Fund reserves the right to refuse any purchase or exchange request for any reason.

How to Sell Shares

You may redeem your shares on each day that a Fund's NAV is calculated. Shares will be redeemed at the next NAV determined after receipt of a redemption request, by telephone or in writing, by the applicable Fund in proper form. Redemption requests received after the cut-off time for calculation of the Fund's NAV on any day will be redeemed at

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the net asset value calculated on the next business day. No redemption of shares will be modified or cancelled after the cut-off time set for calculation of a Fund's NAV.

Orders will be processed promptly and investors will generally receive the redemption proceeds within a week. Redemption proceeds can be paid by check or wire transfer. When redeeming recently purchased shares, please be aware that if the applicable Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds until it has collected payment (not more than 15 calendar days). The Funds assume no responsibility for delays in the receipt of wired or mailed funds. A Fund may suspend the redemption of shares for over seven (7) days if trading is restricted on the NYSE, if an emergency is declared by the SEC or if otherwise permitted by SEC order.

A service fee of $2 will be charged on Class R redemption checks for less than $100 and a $100 service fee will be charged for Class I redemption checks of less than $100,000. A $10 service fee will be charged for Class R wire redemptions of less than $10,000 and a $100 service fee will be charged for Class I wire redemptions of less than $100,000. Service fees may be reduced or waived under certain conditions and increased upon 60 days' notice to shareholders.

Telephone Requests. If you completed the "Redemptions and Exchanges by Telephone" information on your account application, you may redeem your shares by calling 888-823-2867. Telephone redemptions will be sent to the bank or brokerage account designated on the shareholder's Account Application, if any, or in a letter from the shareholder with a signature guarantee. To change your designated brokerage or bank account, contact the firm through which you purchased your shares of a Fund, or, if you purchased your shares directly from a Fund, send a written request with a signature guarantee to the applicable Fund. Telephone redemptions may also be sent to your home address provided that the Fund's records do not indicate that it has been changed within thirty (30) days of such redemption request. Each Fund reserves the right to record telephone calls and to refuse a telephone redemption if it reasonably believes that the instructions are not genuine or if there appear to be other irregularities regarding the request. Unless you did not sign up for telephone privileges or a Fund fails to take reasonable measures to verify the request, that Fund will not be liable for any unauthorized telephone redemption, or for any loss, cost or expense for acting upon telephone instructions which it reasonably believes to be genuine.

Written Requests. When making a redemption request in writing, please include your account number, the applicable Fund name, either the dollar amount or the number of shares you want to redeem, where the proceeds are to be sent or deposited, whether the redemption is to be made by check or by wire transfer and the name(s) and signature(s) of all account holders. A signature guarantee will also be required for the types of redemptions listed below. If you are redeeming shares held in your IRA, please call the Funds for information regarding the applicable withholding requirements, which may be different from those described here.

Signature Guarantees. The following types of redemptions require written instructions and a medallion signature guarantee:

•  the redemption is for more than $10,000 and the redemption proceeds are not being sent to the shareholder's designated bank or brokerage account; or

•  the account address has been changed within the past 30 days; or

•  the redemption proceeds are to be sent to someone other than the account owner at the address of record.

Medallion signature guarantees are designed to protect both you and the Funds from fraud and reduce the risk of loss. A medallion signature guarantee can be obtained from most banks, credit unions or savings associations, or from broker/dealers, national securities exchanges or clearing agencies deemed eligible by the SEC. Notaries cannot provide medallion signature guarantees. Joint account owners need only provide a signature guarantee for one of the account's registered owners.

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Redemptions Through Third Parties. If you purchased or hold your shares through a financial intermediary, you should contact a representative of the financial intermediary for information about selling your shares. Redemptions through a financial intermediary may involve the firm's own redemption minimums, services fees, or other requirements, which may be different from those described here. Under certain circumstances, a Fund may assist a third party in the collection of any such fees. You should consult a representative of the financial intermediary for more information.

Redemptions Through the Exchange Privilege. Investors can exchange some or all of their shares for shares of the same class in other Hallmark funds or Reserve funds. Investors can request an exchange in writing or, if you have provided the proper information, by telephone. Be sure to carefully read the current Prospectus for any fund into which you would like to exchange. Any new account established through an exchange will have the same privileges as the original account (provided such privileges are available). There is currently no fee for exchanges among funds in the Hallmark and Reserve fund complex, except that certain Hallmark funds are subject to an Early Redemption Fee on exchanges of shares held for 15 days or less before the exchange. The Funds may change or discontinue the exchange privilege on sixty (60) days' notice from the Funds.

Hallmark Automatic Transfer Plan. The Hallmark Automatic Transfer Plan allows you to regularly transfer a fixed amount ($25 minimum), from the redemption of Class R shares, directly into your bank account. A $5,000 minimum balance requirement and certain other restrictions apply. You can call the Funds at 888-823-2867, or visit the "Form Library" in the "Literature Center" on our Web site at www.hallmarkfunds.com, for an application.

Redemptions In-Kind. If the amount of a redemption request is large enough to affect a Fund's operations (for example, if the request is greater than $250,000 or 1% of the Fund's net asset value), the Funds reserve the right to make payment in portfolio securities rather than in cash ("redemption in-kind"), without notice. A shareholder may incur transaction expenses in converting the securities received into cash.

Minimum Balance Requirement. Because of the expenses of maintaining shareholder accounts, if your Class R share account, other than an Individual Retirement Account (IRA), has an average monthly account balance of less than $1,000 and there has been no shareholder activity in the account for the past 12 months, a Fund may, after 30 days notice, charge a monthly low balance fee (currently $15) or may redeem your shares and close the account. No account will be charged a fee or closed if the decline in balance is due to a decrease in share price. Some financial intermediaries may establish different minimum balances and fee amounts, if approved by a Fund.

Early Redemption Fee. Each Fund charges a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of a Fund's shares made within 15 days of purchase. The redemption fee is paid to a Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of a Fund. The redemption fee is imposed to the extent that the number of Fund shares redeemed within 15 days exceeds the number of Fund shares that have been held for more than 15 days. For redemptions of Fund shares acquired by exchange, your holding period for the shares exchanged will not be tacked on to the holding period for Fund shares acquired in determining whether to apply the redemption fee. The redemption fee will not apply in the following circumstances:

•  Redemptions resulting from death or disability

•  Redemptions through a Automatic Transfer Plan

•  Redemptions of shares purchased through an Automatic Investment Plan

•  Redemptions of shares acquired through dividend reinvestment and your account

•  Redemptions of shares held in certain omnibus accounts, including retirement plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended.

Frequent Purchases and Redemptions

Purchases or sales of shares of a Fund, and exchanges between funds in the Hallmark and Reserve complex, should not be used to exploit short-term swings in the market. Frequent purchase, sale or exchange transactions may harm a Fund by disrupting portfolio management strategies and by increasing expenses. Accordingly, a Fund may reject any purchase or exchange that it believes to be short-term, excessive or disruptive to that Fund. A Fund may also limit or terminate the right to make purchases or the exchange privilege of any shareholder making excessive or short-term purchases, sales or exchanges. In addition, the Trustees of the Funds, and of certain other Hallmark funds, have adopted an Early Redemption Fee of 2.00% for redemptions or exchanges of shares that have been held for 15 days or less at the time of the redemption or exchange. The Funds may not be able to determine that a specific purchase, sale or exchange is short-term or excessive, particularly with respect to orders made through omnibus accounts or retirement plans, and may not be able to reject all such orders.

shareholder services

Shareholder Services

The Funds offer a variety of shareholder services to make it more convenient to manage your account and to provide options to expand your investment opportunities. For more information on any of the following services, please call us at 888-823-2867 between 8:30 a.m. and 6:00 p.m. Eastern time on any business day or visit our Web site at www.hallmarkfunds.com. Applications for some of these services are also available on our Web site in the "Form Library" of the "Literature Center."

Shareholder Communications. An account statement is sent to each shareholder at least quarterly. Shareholders are advised to retain all account statements. Shareholders have a duty to examine their account statements and report any discrepancies to the Funds immediately. Failure to do so could result in the shareholder suffering a loss. A Fund may choose not to send duplicate copies of shareholder communications, such as the Prospectus and Annual Report, to related accounts at a common address. If you would like to receive additional copies of these materials, please contact the Funds or the financial intermediary through which you purchased your Fund shares.

Records and Research Services. The Funds may charge shareholder accounts for specific costs incurred in processing certain shareholder requests for additional records and research including, but not limited to, providing copies of shareholder checks and account statements from past periods, stop payment orders and providing special research services.

The following services are available only to Class R shareholders and to certain accounts established in connection with a merger, reorganization or similar transaction:

Automatic Asset-Builder Plan.SM The Asset Builder Plan enables you to make automatic share purchases by having a fixed dollar amount ($25 minimum) transferred into your Hallmark account on a regular basis from a checking, NOW or bank money market deposit account or from a U.S. government distribution such as social security, a federal salary, certain veterans' benefits, or other regular payments from the federal government. You may also purchase shares automatically by arranging for all or a specified amount of your salary to be deposited directly into your Hallmark account. Please call 888-823-2867 or visit the "Form Library" in the "Literature Center" on our Website at www.hallmarkfunds.com for an application.

Automatic Transfer Plan.SM With the Automatic Transfer Plan, you make free automatic transfers from your Fund account to the eligible checking, NOW or bank money-market deposit account that you designate. You may choose to have dividends or distributions transferred to your designated account on a monthly basis or to have a specific dollar amount transferred to your designated account on a monthly, quarterly or annual basis. There is a $25 minimum for these transfers. You may also have amounts transferred to your designated account from telephone redemptions of $100 and over. To be eligible for these services, you must have an account with a balance of at least $5,000, and submit an Automatic Transfer Plan application to the applicable Fund.

Easy Access.SM Easy Access is the Hallmark Funds' 24-hour toll-free telephone service that lets shareholders use a touch-tone phone for a variety of options, which include obtaining performance and account balances. To use Easy Access, call 888-823-2867.

Online Access.SM You may access your account activity for the previous six months, current price information and other information through On-Line Anywhere Access at www.hallmarkfunds.com. You must call Hallmark at 888-823-2867 to activate Online Access.

Individual Retirement Accounts. Investors may use a Fund as an investment for an Individual Retirement Account. For more information call 888-823-2867 between 8:30 a.m. and 6:00 p.m. Eastern time on any business day or visit the "Form Library" in the "Literature Center" on our Website, www.hallmarkfunds.com, for an IRA account application.

shareholder services

Hallmark eDelivery.SM The Hallmark Funds now offers electronic delivery of the prospectus and other shareholder communications by eDelivery. In order to receive this service, you must register your account and provide us with e-mail information. Please call 888-823-2867 between 8:30 a.m. and 6:00 p.m. Eastern time on any business day for more information or enroll online at http://www.hallmarkfunds.com/eDelivery. You must provide a verifiable e-mail address to enroll. Hallmark eDelivery may not be available if you hold your Fund shares through a broker, dealer or other financial intermediary. Contact a representative of the financial intermediary for more information.

Special Services. The Funds may charge shareholder accounts for specific costs incurred in processing certain shareholder requests including, but not limited to, providing copies of shareholder checks and account statements from past periods, stop payment orders and providing special research services.

dividends and taxes

Dividends and Taxes

The following discussion of certain U.S. federal income tax consequences is intended as general information only, it is not a complete analysis of the federal tax implications of an investment in the Funds. Because each person's tax situation is unique, you should consult your own tax adviser(s) with regard to the federal, state and local tax consequences of the purchase, ownership, exchange and redemption of Fund shares. If you hold your Fund shares in a tax-deferred account, such as a retirement plan or education savings plan, you generally will not pay tax on dividends until they are distributed from the account and, in the case of Roth IRAs and education savings plans, may be exempt from taxation when distributed as well. These accounts are subject to complex tax rules, and you should consult your tax adviser. The applicable tax laws affecting the Fund and its shareholders are subject to change, including retroactive change.

The Funds will distribute substantially all of their investment income and capital gains to shareholders each year. Although this cannot be predicted with any certainty, the Funds anticipate that the majority of their dividends, if any, will consist of capital gains. Capital gains may be taxable to you at different rates, depending on how long the respective Fund held the assets sold. Distributions of net long-term capital gains earned by a Fund are taxable to you as long-term capital gains, regardless of how long you have held your Fund shares.

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before a Fund pays a dividend. If you buy shares before a Fund pays a dividend you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. You can avoid this, if you want, by investing after the Fund pays a dividend.

The portion of a Fund's income consisting of dividends paid by U.S. corporations, qualifying foreign corporations and as long-term capital gains may be eligible for the recently enacted reduced individual income tax rate on certain dividend income and long-term capital gains. Dividends paid out of a Fund's income on debt securities, non-qualifying foreign corporation dividends and net short-term capital gains generally will not be eligible for the reduced rate. If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax, as long-term capital gains only if the shares were held for more than one year.

Dividends and interest received by the Funds on foreign securities may give rise to withholding and other taxes imposed by the foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. You may be able to claim a credit or take a deduction for foreign taxes paid by the Hallmark International Equity Fund, the Hallmark International Small-Cap Fund, and the Hallmark Mid-Cap Growth Fund if certain requirements are met.

By law, your dividends and redemption proceeds may be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect. If you are neither a U.S. resident for U.S. federal income tax purposes nor a citizen of the United States or if you are a foreign entity, ordinary income dividends of the Funds (except certain distributions attributable to the excess of net short term capital gains over net long term capital losses and interest income exempt from U.S. withholding) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

All dividends and capital gains distributions, if any, are paid in the form of additional shares, at net asset value on the payment date, unless you have requested that dividends, capital gains distributions or both be distributed to you in cash. This request may be made on you initial Account Application or by writing to the Fund. Dividends and distributions are taxable to you in the same manner whether you receive them in cash or reinvest them in additional Fund shares. Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividends and taxes

dividend. If you buy shares when a fund has realized, but not yet distributed, ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of taxable dividend. Before investing, you should consult your tax adviser.

You will receive an annual account statement documenting certain tax characteristics of your dividends and distributions. Dividends declared by the Funds in October, November or December and paid during the following January will be treated as having been received by the shareholders in the year in which the distributions were declared.

financial highlights

Financial Highlights

The Financial Highlights tables below are intended to help you understand each Fund's financial performance for the periods indicated. Certain information reflects the financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the respective Fund (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, except for Hallmark Mid-Cap Growth Fund for the year ended April 30, 2004, whose report, along with each Fund's financial statements, are included in the Funds' Annual Report, which is available upon request by calling 888-823-2867. Financial performance information for Hallmark Mid-Cap Growth Fund for the year ended April 30, 2004 was audited by Tait, Weller & Baker.

Financial Highlights (for each share outstanding throughout each period)

	Class R
	Period Ended		Years Ended May 31,
	March 31,
Hallmark Capital Appreciation Fund	2005*		2004	2003	2002	2001	2000
Net asset value, beginning of period	$8.64		$7.55	$8.43	$12.37	$21.49	$20.84
Increase (decrease) from investment operations
Net investment income (loss)	-	^^	(0.06)	(0.04)	(0.09)	(0.20)	(0.21)
Net realized and unrealized gain (loss)	(0.74)		1.15	(0.84)	(3.52)	(5.89)	5.48
Total from investment operations	(0.74)		1.09	(0.88)	(3.61)	(6.09)	5.27
Less distribution from net realized capital gain	-		-	-	(0.33)	(3.03)	(4.62)
Net asset value, end of period	$7.90		$8.64	$7.55	$8.43	$12.37	$21.49
Total Return	(8.56)%		14.44%	(10.44)%	(29.52)%	(31.35)%	23.89%
Ratios/Supplemental Data
Net assets end of period (thousands)	$3,631		$4,675	$4,362	$5,364	$8,789	$13,911
Ratio of expenses to average net assets	1.45	%**	1.46%	1.45%	1.47%	1.47%	1.45%
Ratio of net investment income (loss) to average net assets	(0.06	)%**	(0.74)%	(0.50)%	(0.86)%	(1.13)%	(1.03)%
Portfolio turnover rate	95%		69%	105%	127%	145%	94%
	Class I
	Period Ended		Years Ended May 31,
	March 31,
Hallmark Capital Appreciation Fund	2005*		2004	2003	2002	2001	2000
Net asset value, beginning of period	$4.15		$3.61	$4.01	$6.06	$12.23	$13.29
Increase (decrease) from investment operations
Net investment income (loss)	0.02		(0.01)	- ^^	(0.01)	(0.04)	(0.05)
Net realized and unrealized gain (loss)	(0.35)		0.55	(0.40)	(1.71)	(3.10)	3.61
Total from investment operations	(0.33)		0.54	(0.40)	(1.72)	(3.14)	3.56
Less distribution from net realized capital gain	-		-	-	(0.33)	(3.03)	(4.62)
Net asset value, end of period	$3.82		$4.15	$3.61	$4.01	$6.06	$12.23
Total Return	(7.95)%		14.96%	(9.98)%	(29.05)%	(30.92)%	24.66%
Ratios/Supplemental Data
Net assets end of period (thousands)	$1,285		$1,277	$1,026	$1,201	$1,835	$2,104
Ratio of expenses to average net assets	0.90	%**	0.91%	0.90%	0.92%	0.92%	0.90%
Ratio of net investment income (loss) to average net assets	0.49	%**	(0.20)%	0.04%	(0.31)%	(0.56)%	(0.64)%
Portfolio turnover rate	95%		69%	105%	127%	145%	94%

financial highlights

Financial Highlights (for each share outstanding throughout each period) (Continued)

	Class R
	Period Ended	Years Ended May 31,
	March 31,
Hallmark Informed Investors Growth Fund	2005*	2004	2003	2002	2001	2000
Net asset value, beginning of period	$10.69	$8.50	$9.31	$10.31	$16.44	$12.38
Increase (decrease) from investment operations
Net investment income (loss)	0.03	(0.03)	(0.04)	(0.04)	(0.02)	(0.07)
Net realized and unrealized gain (loss)	0.77	2.22	(0.77)	(0.96)	(5.64)	8.62
Total from investment operations	0.80	2.19	(0.81)	(1.00)	(5.66)	8.55
Distributions from net realized capital gain	-	-	-	-	(0.47)	(4.49)
Net asset value, end of period	$11.49	$10.69	$8.50	$9.31	$10.31	$16.44
Total Return	7.48%	25.76%	(8.70)%	(9.70)%	(34.41)%	67.08%
Ratios/Supplemental Data
Net assets end of period (thousands)	$4,748	$5,064	$4,220	$5,166	$6,941	$16,807
Ratio of expenses to average net assets	1.55%**	1.56%	1.55%	1.56%	1.56%	1.55%
Ratio of net investment income (loss) to average net assets	0.25%**	(0.22)%	(0.37)%	(0.41)%	(0.08)%	(0.74)%
Portfolio turnover rate	250%	340%	504%	356%	529%	629%
	Class I
	Period Ended	Years Ended May 31,
	March 31,
Hallmark Informed Investors Growth Fund	2005*	2004	2003	2002	2001	2000
Net asset value, beginning of period	$9.22	$7.29	$7.94	$8.74	$13.98	$10.85
Increase (decrease) from investment operations
Net investment income (loss)	0.06	0.03	0.01	0.01	0.08	(0.04)
Net realized and unrealized gain (loss)	0.67	1.90	(0.66)	(0.81)	(4.85)	7.66
Total from investment operations	0.73	1.93	(0.65)	(0.80)	(4.77)	7.62
Distributions from net realized capital gain	-	-	-	-	(0.47)	(4.49)
Net asset value, end of period	$9.95	$9.22	$7.29	$7.94	$8.74	$13.98
Total Return	7.92%	26.47%	(8.19)%	(9.15)%	(34.10)%	68.07%
Ratios/Supplemental Data
Net assets end of period (thousands)	$1,407	$1,081	$799	$893	$995	$1,404
Ratio of expenses to average net assets	1.00%**	1.01%	1.00%	1.01%	1.01%	1.00%
Ratio of net investment income (loss) to average net assets	0.80%**	0.34%	0.18%	0.14%	0.61%	(0.47)%
Portfolio turnover rate	250%	340%	504%	356%	529%	629%

financial highlights

Financial Highlights (for each share outstanding throughout each period) (Continued)

	Class R
	Period Ended		Years Ended May 31,
	March 31,
Hallmark International Equity Fund	2005*		2004	2003	2002	2001	2000
Net asset value, beginning of period	$9.54		$8.21	$9.73	$12.00	$20.41	$12.73
Income from investment operations
Net investment income (loss)	(0.06)		- ^^	(0.02)	(0.12)	(0.10)	(0.19)
Net realized and unrealized gain (loss)	0.96		1.33	(1.50)	(1.86)	(4.51)	7.87
Total from investment operations	0.90		1.33	(1.52)	(1.98)	(4.61)	7.68
Less distributions from net realized capital gain	-		-	-	(0.29)	(3.80)	-
Net asset value, end of period	$10.44		$9.54	$8.21	$9.73	$12.00	$20.41
Total Return	9.43%		16.20%	(15.62)%	(16.48)%	(26.29)%	60.33%
Ratios/Supplemental Data
Net assets end of period (thousands)	$1,649		$1,593	$1,382	$4,630	$9,873	$13,781
Ratio of expenses to average net assets	1.80	%**	1.88%	1.83%	1.84%	1.94%	1.80%
Ratio of net investment income (loss) to average net assets	(0.71	)%**	0.02%	(0.22)%	(0.55)%	(0.51)%	(0.86)%
Portfolio turnover rate	74%		180%	98%	112%	47%	86%
	Class I
	Period Ended		Years Ended May 31,
	March 31,
Hallmark International Equity Fund	2005*		2004	2003	2002	2001	2000
Net asset value, beginning of period	$8.07		$6.91	$8.19	$10.13	$17.82	$11.21
Income from investment operations
Net investment income (loss)	(0.01)		0.05	(0.01)	- ^^	0.04	(0.04)
Net realized and unrealized gain (loss)	0.81		1.11	(1.27)	(1.65)	(3.88)	6.65
Total from investment operations	0.80		1.16	(1.28)	(1.65)	(3.84)	6.61
Less distributions from:
Net investment income	-		-	-	-	(0.05)	-
Net realized capital gain	-		-	-	(0.29)	(3.80)	-
Total distributions	-		-	-	(0.29)	(3.85)	-
Net asset value, end of period	$8.87		$8.07	$6.91	$8.19	$10.13	$17.82
Total Return	9.91%		16.79%	(15.63)%	(16.26)%	(25.83)%	58.97%
Ratios/Supplemental Data
Net assets end of period (thousands)	$474		$432	$352	$3,835	$3,943	$529
Ratio of expenses to average net assets	1.25	%**	1.34%	1.29%	1.29%	1.39%	1.25%
Ratio of net investment income (loss) to average net assets	(0.16	)%**	0.57%	(0.20)%	0.06%	0.30%	(0.58)%
Portfolio turnover rate	74%		180%	98%	112%	47%	86%

financial highlights

Financial Highlights (for each share outstanding throughout each period) (Continued)

	Class R
	Period Ended		Years Ended May 31,				Period Ended
	March 31,						May 31,
Hallmark International Small-Cap Fund	2005*		2004		2003	2002	2001^
Net asset value, beginning of period	$8.47		$7.53		$7.95	$7.32	$10.00
Income from investment operations
Net investment income (loss)	(0.06)		(0.02)		0.05	0.01	(0.08)
Net realized and unrealized gain (loss)	0.59		1.26		(0.47)	0.62	(2.60)
Total from investment operations	0.53		1.24		(0.42)	0.63	(2.68)
Less distributions from net realized capital gain	(1.47)		(0.30)		-	-	-
Net asset value, end of period	$7.53		$8.47		$7.53	$7.95	$7.32
Total Return	5.85%		16.13%		(5.28)%	8.61%	(26.80)%
Ratios/Supplemental Data
Net assets end of period (thousands)	$340		$1,550		$883	$194	$179
Ratio of expenses to average net assets	1.83	%**	1.83	%+++	1.80%	1.81%	1.80	%**
Ratio of net investment income (loss) to average net assets	(0.25	)%**	(0.02)%		1.74%	0.12%	(1.09	)%**
Portfolio turnover rate	252%		360%		141%	155%	164%
	Class I
	Period Ended		Years Ended May 31,				Period Ended
	March 31,						May 31,
Hallmark International Small-Cap Fund	2005*		2004		2003	2002	2001^
Net asset value, beginning of period	$8.57		$7.57		$7.95	$7.28	$10.00
Income from investment operations
Net investment income (loss)	0.03		0.01		0.05	0.05	(0.04)
Net realized and unrealized gain (loss)	0.57		1.29		(0.43)	0.62	(2.68)
Total from investment operations	0.60		1.30		(0.38)	0.67	(2.72)
Less distributions from net realized capital gain	(1.47)		(0.30)		-	-	-
Net asset value, end of period	$7.70		$8.57		$7.57	$7.95	$7.28
Total Return	6.67%		16.85%		(4.78)%	9.20%	(27.20)%
Ratios/Supplemental Data
Net assets end of period (thousands)	$207		$340		$166	$175	$148
Ratio of expenses to average net assets	1.28	%**	1.27	%+++	1.25%	1.26%	1.25	%**
Ratio of net investment income (loss) to average net assets	0.30	%**	0.48%		0.70%	0.68%	(0.56	)%**
Portfolio turnover rate	252%		360%		141%	155%	164%

financial highlights

Financial Highlights (for each share outstanding throughout each period) (Continued)

	Class R
	Period Ended	Years Ended May 31,
	March 31,
Hallmark Large-Cap Growth Fund	2005*	2004	2003	2002	2001	2000
Net asset value, beginning of period	$9.01	$7.60	$8.38	$11.06	$17.32	$21.38
Income from investment operations
Net investment (loss) income	0.03	- ^^	- ^^	(0.05)	(0.10)	0.04
Net realized and unrealized gain (loss)	(0.11)	1.41	(0.78)	(2.63)	(2.09)	(2.14)
Total from investment operations	(0.08)	1.41	(0.78)	(2.68)	(2.19)	(2.10)
Less distributions from:
Net investment income	-	-	-	-	(0.05)	-
Net realized capital gain	-	-	-	-	(4.02)	(1.96)
Total distribution	-	-	-	-	(4.07)	(1.96)
Net asset value, end of period	$8.93	$9.01	$7.60	$8.38	$11.06	$17.32
Total Return with management contribution	(0.89)%	18.55%	(9.31)%	(24.23)%	(14.10)%	(10.95)%
Total Return without management contribution	-	-	-	-	-	(11.10)%
Ratios/Supplemental Data
Net assets end of period (thousands)	$2,269	$2,452	$2,193	$2,790	$3,697	$5,084
Ratio of expenses to average net assets	1.45%**	1.45%	1.45%	1.46%	1.48%	1.45%
Ratio of net investment income (loss) to average net assets	0.47%**	- %++	(0.06)%	(0.53)%	(0.78)%	0.17%
Portfolio turnover rate	44%	58%	63%	99%	158%	70%
	Class I
	Period Ended	Years Ended May 31,
	March 31,
Hallmark Large-Cap Growth Fund	2005*	2004	2003	2002	2001	2000
Net asset value, beginning of period	$3.29	$2.77	$3.03	$3.98	$9.06	$12.06
Income from investment operations
Net investment income (loss)	0.04	0.01	0.01	- ^^	(0.05)	0.11
Net realized and unrealized gain (loss)	(0.06)	0.51	(0.27)	(0.95)	(0.94)	(1.15)
Total from investment operations	(0.02)	0.52	(0.26)	(0.95)	(0.99)	(1.04)
Less distributions from:
Net investment income	(0.01)	- ^^	-	-	(0.07)	-
Net realized capital gain	-	-	-	-	(4.02)	(1.96)
Total distribution	(0.01)	- ^^	-	-	(4.09)	(1.96)
Net asset value, end of period	$3.26	$3.29	$2.77	$3.03	$3.98	$9.06
Total Return with management contribution	(0.62)%	18.95%	(8.58)%	(23.87)%	(13.59)%	(10.61)%
Total Return without management contribution	-	-	-	-	-	(10.71)%
Ratios/Supplemental Data
Net assets end of period (thousands)	$1,576	$2,932	$1,021	$1,374	$1,111	$897
Ratio of expenses to average net assets	0.90%**	0.90%	0.90%	0.91%	0.93%	0.90%
Ratio of net investment income (loss) to average net assets	0.99%**	0.58%	0.50%	0.05%	(0.21)%	0.11%
Portfolio turnover rate	44%	58%	63%	99%	158%	70%

financial highlights

Financial Highlights (for each share outstanding throughout each period) (Continued)

	Class R
Hallmark Mid-Cap Growth Fund	Period Ended March 31, 2005***
Net asset value, beginning of period	$14.01
Income from investment operations
Net investment loss	(0.01)
Net realized and unrealized gain (loss)	0.13
Total from investment operations	0.12
Less distributions from net realized capital gain	-
Net asset value, end of period	$14.13
Total Return	0.86%
Ratios/Supplemental Data
Net assets end of period (thousands)	$63
Ratio of expenses to average net assets	1.46	%**
Ratio of net investment loss to average net assets	(0.80	)%**
Portfolio turnover rate	43%

	Class I##
	Period Ended		Years Ended April 30,
	March 31,
Hallmark Mid-Cap Growth Fund	2005#		2004	2003	2002	2001	2000
Net asset value, beginning of period	$13.07		$10.12	$12.14	$13.23	$14.37	$13.14
Income from investment operations
Net investment loss	(0.08)		(0.09)	(0.08)	(0.08)	(0.09)	(0.11)
Net realized and unrealized gain (loss)	1.21		3.04	(1.94)	(0.46)	1.25	1.99
Total from investment operations	1.13		2.95	(2.02)	(0.54)	1.16	1.88
Less distributions from net realized capital gain	(0.13)		-	-	(0.55)	(2.30)	(0.65)
Net asset value, end of period	$14.07		$13.07	$10.12	$12.14	$13.23	$14.37
Total Return	8.63%		29.15%	(16.64)%	(3.99)%	7.13%	14.93%
Ratios/Supplemental Data
Net assets end of period (thousands)	$16,063		$15,480	$11,361	$12,653	$11,453	$10,190
Ratio of expenses to average net assets
Before expense reimbursement	1.73	%**	2.05%	2.31%	2.14%	2.17%	2.51%
After expense reimbursement	1.27	%**	1.40%	1.40%	1.40%	1.40%	1.40%
Ratio of net investment income (loss) to average net assets	(0.61	)%**	(0.74)%	(0.80)%	(0.73)%	(0.72)%	(0.78)%
Portfolio turnover rate	43%		46%	37%	63%	90%	114%

financial highlights

Financial Highlights (for each share outstanding throughout each period) (Continued)

	Class R
	Period Ended		Years Ended May 31,
	March 31,
Hallmark Small-Cap Growth Fund	2005*		2004	2003	2002	2001	2000
Net asset value, beginning of period	$34.45		$26.46	$30.85	$38.01	$45.89	$23.61
Income from investment operations
Net investment loss	(0.53)		(0.51)	(0.37)	(0.46)	(0.28)	(0.30)
Net realized and unrealized gain (loss)	1.66		8.50	(4.02)	(6.70)	(6.94)	24.81
Total from investment operations	1.13		7.99	(4.39)	(7.16)	(7.22)	24.51
Less distributions from net realized gains	-		-	-	-	(0.66)	(2.23)
Net asset value, end of period	$35.58		$34.45	$26.46	$30.85	$38.01	$45.89
Total Return	3.28%		30.20%	(14.23)%	(18.84)%	(15.74)%	105.00%
Ratios/Supplemental Data
Net assets end of period (thousands)	$32,770		$47,449	$39,980	$54,139	$66,028	$29,545
Ratio of expenses to average net assets	1.55	%**	1.55%	1.55%	1.56%	1.55%	1.55%
Ratio of net investment loss to average net assets	(1.49	)%**	(1.50)%	(1.47)%	(1.36)%	(0.83)%	(1.19)%
Portfolio turnover rate	10%		24%	14%	25%	15%	38%
	Class I
	Period Ended		Years Ended May 31,
	March 31,
Hallmark Small-Cap Growth Fund	2005*		2004	2003	2002	2001	2000
Net asset value, beginning of period	$21.62		$16.51	$19.14	$23.46	$28.49	$15.05
Income from investment operations
Net investment loss	(0.24)		(0.20)	(0.13)	(0.18)	(0.05)	(0.11)
Net realized and unrealized gain (loss)	1.02		5.31	(2.50)	(4.14)	(4.32)	15.78
Total from investment operations	0.78		5.11	(2.63)	(4.32)	(4.37)	15.67
Less distributions from net realized capital gain	-		-	-	-	(0.66)	(2.23)
Net asset value, end of period	$22.40		$21.62	$16.51	$19.14	$23.46	$28.49
Total Return	3.61%		30.95%	(13.74)%	(18.41)%	(15.35)%	106.02%
Ratios/Supplemental Data
Net assets end of period (thousands)	$16,743		$20,960	$15,416	$17,312	$21,413	$3,545
Ratio of expenses to average net assets	1.00	%**	1.00%	1.00%	1.01%	1.00%	1.00%
Ratio of net investment loss to average net assets	(0.93	)%**	(0.95)%	(0.92)%	(0.80)%	(0.30)%	(0.77)%
Portfolio turnover rate	10%		24%	14%	25%	15%	38%

financial highlights

Financial Highlights (for each share outstanding throughout each period) (Continued)

	Class R
	Period Ended	Years Ended May 31,				Period Ended
	March 31,					May 31,
Hallmark Strategic Growth Fund	2005*	2004	2003	2002	2001	2000+
Net asset value, beginning of period	$7.37	$6.43	$6.82	$9.50	$11.59	$10.00
Income from investment operations
Net investment income (loss)	0.01	(0.02)	(0.02)	(0.05)	(0.01)	(0.06)
Net realized and unrealized gain (loss)	0.25	0.96	(0.37)	(2.63)	(2.08)	1.65
Total from investment operations	0.26	0.94	(0.39)	(2.68)	(2.09)	1.59
Net asset value, end of period	$7.63	$7.37	$6.43	$6.82	$9.50	$11.59
Total Return	3.53%	14.62%	(5.72)%	(28.21)%	(18.03)%	15.90%
Ratios/Supplemental Data
Net assets end of period (thousands)	$1,010	$977	$885	$1,023	$1,442	$1,663
Ratio of expenses to average net assets (without reimbursement)	1.45%**	1.47%	1.46%	1.46%	1.46%	1.45	%**
Ratio of net investment income (loss) to average net assets	0.12%**	(0.23)%	(0.25)%	(0.65)%	(0.10)%	(0.63	)%**
Portfolio turnover rate	21%	14%	6%	14%	12%	2%
	Class I
	Period Ended	Years Ended May 31,				Period Ended
	March 31,					March 31,
Hallmark Strategic Growth Fund	2005*	2004	2003	2002	2001	2000+
Net asset value, beginning of period	$7.52	$6.53	$6.89	$9.57	$11.64	$10.00
Income from investment operations
Net investment income (loss)	0.05	0.04	0.02	- ^^	0.05	(0.02)
Net realized and unrealized gain (loss)	0.25	0.97	(0.38)	(2.66)	(2.09)	1.66
Total from investment operations	0.30	1.01	(0.36)	(2.66)	(2.04)	1.64
Less distribution from net investment income	(0.02)	(0.02)	-	(0.02)	(0.03)	-
Net asset value, end of period	$7.80	$7.52	$6.53	$6.89	$9.57	$11.64
Total Return	3.98%	15.36%	(5.22)%	(27.82)%	(17.59)%	16.40%
Ratios/Supplemental Data
Net assets end of period (thousands)	$3,011	$3,207	$3,276	$4,807	$8,402	$8,473
Ratio of expenses to average net assets (with reimbursement)	-	-	-	-	0.86%	-
Ratio of expenses to average net assets (without reimbursement)	0.90%**	0.92%	0.91%	0.91%	0.91%	1.00	%**
Ratio of net investment income (loss) to average net assets	0.67%**	0.32%	0.29%	(0.10)%	0.48%	(0.44	)%**
Portfolio turnover rate	21%	14%	6%	14%	12%	2%

financial highlights

Financial Highlights (for each share outstanding throughout each period) (Continued)

*  For the period from June 1, 2004 to March 31, 2005.

**  Annualized.

***  For the period from January 10, 2005 (Commencement of Class R Operations) to March 31, 2005.

+  From June 1, 1999 (Commencement of Operations) to May 31, 2000.

++  Amount rounds to less than 0.005%.

+++  The ratios of expenses to average net assets for Hallmark International Small-Cap Fund in the financial highlights for the year ended May 31, 2004 have been restated from 2.05% to 1.83% for the Class R shares and from 1.49% to 1.27% for the Class I shares in order to correct for an error in the calculation.

^  From August 1, 2000 (Commencement of Operations) to May 31, 2001.

^^  Amount rounds to less than $0.005 per share.

#  For the period from May 1, 2004 to March 31, 2005.

##  The financial information shown above reflects the inclusion of operating history of the Segall Bryant & Hamill Mid Cap Growth Fund prior to January 4, 2005.

privacy policy

HALLMARK PRIVACY POLICY

Protecting Customer Information: Keeping your personal information secure is important to us at Hallmark. This Privacy Policy explains how we protect your privacy, when we collect and use information about you in order to administer your account, and the measures we take to safeguard that information.

ALL PERSONAL INFORMATION PROVIDED BY OUR CUSTOMERS IS USED EXCLUSIVELY TO ADMINISTER OUR BUSINESS AND RELATED SERVICES IN A MANNER CONSISTENT WITH ALL APPLICABLE LAWS AND REGULATIONS. IT IS KEPT CONFIDENTIAL AND NOT SOLD TO THIRD PARTIES FOR USE IN MARKETING OR SOLICITATION. WE MAINTAIN YOUR PERSONAL INFORMATION ACCORDING TO STRICT STANDARDS OF SECURITY AND CONFIDENTIALITY.

Hallmark requires that employees with access to confidential information not use or disclose the information except for our internal business use. Only employees who need this information to service your accounts have access to this information. Such employees are trained to safeguard your personal information.

Who is covered by our Privacy Policy: This Privacy Policy applies to all current and former customers of The Hallmark Funds. Customers who receive information from Hallmark through the Internet are covered by Hallmark's Internet Security Statement, which is posted on our Website at www.hallmarkfunds.com. The site also contains links to unaffiliated Websites. The Hallmark funds are not responsible for the privacy practices or the content of such other Websites.

Customers receive our Privacy Policy when they open a new account and annually thereafter. Our current policy is available online at www.hallmarkfunds.com. You will be notified of any major change to the Privacy Policy.

Types of Information We Collect from Our Customers:

•  Information from applications, incoming phone calls, online registrations or other forms (such as your name, address, e-mail address, social security number and income).

•  Information about your Hallmark account, account transactions (e.g., account number, spending and payment history, use of online products and services) and other transactions with The Hallmark funds and others.

•  Information about your creditworthiness, credit history, and information about you obtained from consumer reporting agencies or other companies we work with, and information obtained in connection with our efforts to protect against fraudulent or unauthorized use of your account(s).

•  If you visit our Web site, we use software to collect anonymous data including browser types, pages visited, date of visit and time spent on our site. With or without cookies, our web site keeps track of usage data, such as the source address of a page request, your IP address or domain name, the date and time of the page request, the referring Web site (if any) and other parameters in the URL. We use this data to better understand Web site usage and to improve our Website. The information is stored in log files and is used for aggregated and statistical reporting. This log information is not linked to personally identifiable information gathered elsewhere on the site. Please refer to our Internet Security Statement found on our Web site www.hallmarkfunds.com for more information.

•  If you utilize Hallmark's online services, we retain your user ID and password and information about your use of our Web site so that we can recognize you as a registered user of a Hallmark online service and personalize your online session.

Use of Information: When we collect personal information from you, we will reference this policy or otherwise explain to you how we intend to use the information. We use personal information in ways compatible with the purposes for which we originally requested it. We limit the collection and use of personal information to what is necessary to administer our business. Hallmark shares personal information about you to give you superior customer service, provide convenient access to our services and make a wider range of products available to you. We share this information in the following ways:

•  Legal and Routine Business Reasons. Hallmark may disclose personal information as required by law. We do reserve the right to disclose personal information in limited circumstances where we believe in good faith that privacy policy

disclosure is required under law, to cooperate with regulators or law enforcement authorities, to process and service your account(s), to protect against fraud, to protect the security of our records, to protect our rights or property, or upon your written request. Personal information may be shared with third-party service providers for the sole purpose of performing services for The Hallmark Funds. Companies we hire to provide support services must conform to our privacy standards. They are required to keep this information confidential and not use it for any other purpose than to carry out the services they are performing for The Hallmark Funds, such as printing statements, checks, etc.

•  Marketing Purposes. We may also share information we have about you, as described above, with third parties hired by Hallmark to market Hallmark products and services exclusively.

•  Sharing Information Within Hallmark. The Hallmark Funds and its affiliated companies offer a selection of financial products and services. We may share information we have about you, as described above, among these entities. Some of the benefits to you include improved customer service and responsiveness and detection of unusual behavior to help prevent unauthorized transactions or fraud.

Questions: If you have any questions, please call our Customer Service Department at 888-823-2867 and press zero between the hours of 8:30 a.m. and 6:00 p.m. Eastern Time or send a letter to The Hallmark Funds, Attn: Administrative Department, 1250 Broadway, New York, NY 10001-3701

We constantly evaluate our procedures to protect personal information and make every effort to keep your personal information accurate and current. If you identify any error in your personal information or need to change that information, please contact us and we will update our records. If you have any questions, please contact us by e-mail at customerservice@hallmarkfunds.com or call us at 888-823-2867 and press zero.

Options relating to disclosure of personal information: We will not contact you regarding additional Hallmark products or services, and we will not provide personal information to any third parties for this purpose, if you instruct us not to do so. To give us such instructions, please e-mail us at customerservice@hallmarkfunds.com or call us at 1-800-637-1700 and press zero. If you choose this option, we will continue to contact you from time to time to notify you of changes or updates to your account, to our services or to our Web site.

Ways you can protect your privacy:

Here are some measures to take to help prevent theft of your identity:

•  Do not share your account information, including personal or secret codes or passwords, with others.

•  Never provide confidential information to unknown callers.

•  Protect your account records including all statements and receipts.

•  Use a secure browser when doing business on the Internet, and exit online applications when finished.

If you believe you may be a victim of identity theft, you should:

•  Contact Hallmark customer service immediately.

•  Report the theft to each of these credit reporting agencies: Experian 888-397-3742; Equifax - 800-525-6285 and TransUnion - 800-680-7289.

•  File a police report in your local jurisdiction; retain the report number and name of the officer with whom you filed the report.

•  Contact the Federal Trade Commission's Identity Theft Hotline at 877-IDTHEFT to file a complaint or go to www.consumer.gov/idtheft.

*  All references in this notice to "the Hallmark funds" or "Hallmark" include the Hallmark family of funds, Reserve Management Corp., Reserve Management Co., Inc., or Resrv Partners, Inc., member NASD since 06/03.

This Prospectus contains the information about each Fund, which a prospective investor should know before investing.

The Statement of Additional Information ("SAI") contains additional and more detailed information about the Funds, and is incorporated by reference into (considered part of) this Prospectus. Additional information about a Fund's investments is also available in a Fund's Annual and Semi-Annual Reports. The Annual and Semi-Annual Reports list each Fund's portfolio holdings, describe Fund performance, include financial statements for each Fund, and discuss market conditions and strategies that significantly affected each Fund's performance during its past fiscal year. You may obtain copies of these reports or the Statement of Additional Information at no cost by calling 888-823-2867, by visiting our Web site at www.hallmarkfunds.com or by writing to the Hallmark Funds, 1250 Broadway, New York, NY 10001.

Information about each Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the operation of the public reference room, call 1-202-942-8090. Reports and other information about the Funds are also available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Investors are advised to read and retain this Prospectus for future reference.

HALLMARK CAPITAL APPRECIATION FUND

HALLMARK INFORMED INVESTORS GROWTH FUND

HALLMARK INTERNATIONAL EQUITY FUND

HALLMARK INTERNATIONAL SMALL-CAP FUND

HALLMARK LARGE-CAP GROWTH FUND

HALLMARK MID-CAP GROWTH FUND

HALLMARK SMALL-CAP GROWTH FUND

HALLMARK STRATEGIC GROWTH FUND

of Hallmark Equity Series Trust

1250 Broadway, New York, NY 10001-3701

General Information and 24-Hour Yield
and Balance Information

888-823-2867 n www.hallmarkfunds.com

Distributor - Resrv Partners, Inc.

HEST 07/05

Investment Company Act File Number: 811-7734

Hallmark Equity Series Trust

PROSPECTUS
JULY 26, 2005

The securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.